UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 17, 2004


                                VSB Bancorp, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)

          New York                      0-50237                  11-3680128
----------------------------        ---------------          ------------------
(State or other jurisdiction        Commission File            IRS Employer
     of incorporation)                   Number              Identification No.


                 3155 Amboy Road, Staten Island, New York 10306
            --------------------------------------------------------
            Address of principal (Zip/Postal Code) executive offices


Registrant's telephone number: 718-979-1100


                                       n/a
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a) Non-Reliance on Previously Issued Financial Statement or a Related
             Audit Report or Completed Interim Review

Management and the audit committee of the Board of Directors determined on December 17, 2004, determined to amend its annual report on Form 10-KSB for the year ended December 31, 2003 to restate the financial statements and related information contained therein. The Company has concluded that both basic and diluted net income per share, as disclosed in those financial statements, should be restated to reflect a four for three stock split effected as a dividend which was announced on January 28, 2004, with a record date of February 17, 2004 and a mailing date of March 8, 2004. As such, the financial statements of the Company and the related auditors' report for the periods reported therein should no longer be relied upon.

Therefore, the Company will be filing an amendment of its Report on Form 10-KSB as soon as practicable to reflect the restated net income per share and other share and per share data. The net income per share and other per share data disclosed in the Company's reports on Form 10-QSB during 2004 give effect to the stock dividend, and need not be restated. There has been no change in reported net income for any of the years affected by the restatement of the per share data.

The following table sets forth the data as previously reported in the Company's original report on Form 10-KSB and the data as restated for the four for three stock split effected as a dividend paid during the first quarter of 2004.

Basic net income per share of common stock                 2003    2002    2001
                                                           -----   -----   -----
As previously reported..................................   $1.44   $1.12   $0.88
As restated.............................................   $1.08   $0.84   $0.66

Diluted net income per share of common stock
As previously reported $................................   $1.37   $1.08   $0.87
As restated.............................................   $1.03   $0.81   $0.65

The data reported in the Form 10-KSB filed on March, 24 2004 was based upon the actual average shares outstanding during 2003 of 1,055,999 (basic) and 1,107,778 shares (diluted). After retroactively adjusting for the stock dividend announced and paid during the first quarter of 2004, the number of shares outstanding during 2003 was 1,407,999 shares (basic) and 1,477,037 shares (diluted).

The Company's management discussed this matter with the Audit Committee of the Board of Directors and its former independent registered public accounting firm, Deloitte & Touche LLP, as well as with its current independent registered public accounting firm, Crowe Chizek and Company LLC.

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

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 23, 2004

                                       VSB Bancorp, Inc.

                                       By: /s/ RAFFAELE M. BRANCA
                                           -------------------------------------
                                           Raffaele M. Branca
                                           Executive Vice President and CFO


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